Exhibit 21

BRINKER INTERNATIONAL, INC., A DELAWARE CORPORATION

SUBSIDIARIES

REGISTRANT’S subsidiaries operate full-service restaurants in various locations throughout the United States and internationally under the names Chili’s, Chili’s Grill & Bar, Maggiano’s and Maggiano’s Little Italy.

BRINKER RESTAURANT CORPORATION, a Delaware corporation

BRINKER INTERNATIONAL PAYROLL COMPANY, L.P., a Delaware limited partnership

BRINKER ALABAMA, INC., a Delaware corporation

BRINKER ARKANSAS, INC., a Delaware corporation

BRINKER CONNECTICUT CORPORATION, a Delaware corporation

BRINKER FLORIDA, INC., a Delaware corporation

BRINKER FREEHOLD, INC., a New Jersey corporation

BRINKER GEORGIA, INC., a Delaware corporation

BRINKER INDIANA, INC., a Delaware corporation

BRINKER IOWA, INC., a Delaware corporation

BRINKER LOUISIANA, INC., a Delaware corporation

BRINKER MASSACHUSETTS CORPORATION, a Delaware corporation

BRINKER MHC B.V., a Netherlands private company

BRINKER MICHIGAN, INC., a Delaware corporation

BRINKER MISSISSIPPI, INC., a Delaware corporation

BRINKER MISSOURI, INC., a Delaware corporation

BRINKER NEVADA, INC., a Nevada corporation

BRINKER NEW JERSEY, INC., a Delaware corporation

BRINKER NORTH CAROLINA, INC., a Delaware corporation

BRINKER OF BALTIMORE COUNTY, INC., a Maryland corporation

BRINKER OF CARROLL COUNTY, INC., a Maryland corporation

BRINKER OF CECIL COUNTY, INC., a Maryland corporation

BRINKER OF HOWARD COUNTY, INC., a Maryland corporation

BRINKER OHIO, INC., a Delaware corporation

BRINKER OKLAHOMA, INC., a Delaware corporation

BRINKER PENN TRUST, a Pennsylvania business trust

BRINKER RHODE ISLAND, INC., a Rhode Island corporation

BRINKER SERVICES CORPORATION, a Florida corporation

BRINKER SOUTH CAROLINA, INC., a Delaware corporation

BRINKER TEXAS, INC., a Delaware corporation

BRINKER VIRGINIA, INC., a Delaware corporation

CHILI’S BEVERAGE COMPANY, INC., a Texas corporation

CHILI’S, INC., a Delaware corporation

CHILI’S, INC., a Tennessee corporation

CHILI’S INTERNATIONAL BASES, B.V., a Netherlands private company

CHILI’S OF BEL AIR, INC., a Maryland corporation

CHILI’S OF KANSAS, INC., a Kansas corporation

CHILI’S OF MARYLAND, INC., a Maryland corporation

CHILI’S OF WEST VIRGINIA, INC., a West Virginia corporation

MAGGIANO’S, INC., an Illinois corporation

MAGGIANO’S BEVERAGE COMPANY, a Texas corporation

MAGGIANO’S HOLDING CORPORATION, a Delaware corporation

MAGGIANO’S OF TYSON’S, INC., a Virginia corporation

MAGGIANO’S TEXAS, INC., a Delaware corporation